EXHIBIT 99.1

                            BANKERS TRUST CORPORATION
               UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (IN MILLIONS)

     The following Unaudited Pro Forma Condensed Statements of Income for the six months ended June 30, 2000 and 1999 and the year ended December 31, 1999 and the Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2000 give effect to Bankers Trust Corporation's ("BT" or the "Corporation")transfer of its wholly-owned subsidiary BT Holdings (New York), Inc. ("BTH") to DB U.S. Financial Markets Holding Corporation ("DBUSH"), a subsidiary of Deutsche Bank Americas Holding Corp. ("DBAH") and Taunus Corporation ("Taunus"), which are an indirect and direct subsidiary, respectively, of Deutsche Bank AG. The transfer of BTH to DBUSH took the form of an exchange of stock pursuant to which BTH became a wholly-owned subsidiary of DBUSH. The Corporation received shares of DBUSH equal to the fair market value of BTH's net assets on the date of transfer. The Corporation, as part of an ongoing reorganization, intends to transfer, by dividend or otherwise, the shares received to Taunus. Based upon preliminary information, the Corporation currently expects to recognize an after-tax gain of approximately $275 million in the third quarter of 2000.

     In addition, the following Unaudited Pro Forma Condensed Statements of Income for the six months ended June 30, 1999 and the year ended December 31, 1999 give effect to the Corporation's transfer on June 5, 1999 of its wholly-owned subsidiary BT Alex. Brown Incorporated ("BTAB") and substantially all of its interest in Bankers Trust International PLC ("BTI") to Deutsche Bank Securities Inc. and Deutsche Holdings (BTI) Ltd., respectively, which are wholly-owned subsidiaries of Deutsche Bank AG and to the Corporation's sale, on August 31, 1999, of its wholly-owned subsidiary Bankers Trust Australia Limited ("BTAL") to the Principal Financial Group for a price of approximately $1.4 billion. For more information on the transfer of BTAB and BTI and the sale of BTAL, see the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999.

     The pro forma information is based on the historical consolidated financial statements of BT after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Financial Statements. The gain on the transfer of BTH and the gain on the sale of BTAL have not been considered in the unaudited pro forma condensed income statements due to their nonrecurring nature. The pro forma financial data are not necessarily indicative of the results that actually would have occurred had the transfer of BTH, BTAB, and BTI and the sale of BTAL been consummated on the dates indicated or that may be obtained in the future.

                            BANKERS TRUST CORPORATION
                UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                                  (IN MILLIONS)

                     For the Six Months Ended June 30, 2000

                                                    BT                               Pro Forma
                                               Consolidated            BTH          Adjustments      Pro Forma
                                                                       (a)               (b)
NET INTEREST REVENUE
   Interest revenue                               $1,705             $(303)             $196           $1,598
   Interest expense                                1,449              (231)               64            1,282
NET INTEREST REVENUE                                 256               (72)              132              316
Provision for credit losses-loans                    (40)               (1)               --              (41)
Net interest revenue after provision for
   credit losses-loans                               296               (71)              132              357
NONINTEREST REVENUE
   Trading                                            94               (42)               32               84
   Fiduciary and funds management                    413                --                --              413
   Corporate finance fees                             82                --                --               82
   Other fees and commissions                        162                (7)               --              155
   Securities available for sale
     gains(losses)                                    31               (25)               --                6
   Other                                             151               (71)               57              137
Total noninterest revenue                            933              (145)               89              877
NONINTEREST EXPENSES
   Salaries and commissions                          244                (2)               --              242
   Incentive compensation and employee
     benefits                                        218                (5)               --              213
   Agency and other professional service
     fees                                             97                (1)               --               96
   Communication and data services                    46                --                --               46
   Occupancy, net                                     51                --                --               51
   Furniture and equipment                            61                --                --               61
   Travel and entertainment                           21                --                --               21
   Other                                             410               (77)                2              335
   Restructuring charge                              (46)               --                --              (46)
Total noninterest expenses                         1,102               (85)                2            1,019
Income before income taxes                           127              (131)              219              215
Income taxes                                         119                                                  145
NET INCOME                                            $8                                                  $70

See Notes to Unaudited Pro Forma Condensed Financial Statements.

                            BANKERS TRUST CORPORATION
                UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                                  (IN MILLIONS)

                     For the Six Months Ended June 30, 1999

                                               BT             BTAB, BTI                         Pro Forma
                                          Consolidated        and BTAL**          BTH          Adjustments      Pro Forma
                                                                 (c)              (a)              (b)
NET INTEREST REVENUE
   Interest revenue                          $2,804            $(695)            $(61)             $98           $2,146
   Interest expense                           2,307             (492)             (44)              42            1,813
NET INTEREST REVENUE                            497             (203)             (17)              56              333
Provision for credit
   losses-loans                                 (25)              26               (2)              --               (1)
Net interest revenue after
   provision for credit
   losses-loans                                 522             (229)             (15)              56              334
NONINTEREST REVENUE
  Trading                                       (67)             256              (38)             (86)              65
  Fiduciary and funds
    management                                  555             (138)              --               --              417
  Corporate finance fees                        442             (304)              --               --              138
  Other fees and commissions                    364             (185)              --               --              179
  Securities available for
    sale gains (losses)                        (143)             108              (11)              --              (46)
  Insurance premiums                             86               --               --               --               86
  Other                                          20              220             (344)              92              (12)
Total noninterest revenue                     1,257              (43)            (393)               6              827
NONINTEREST EXPENSES
  Salaries and commissions                      710             (293)              (1)              --              416
  Incentive compensation
    and employee benefits*                    1,816             (896)             (25)              --              895
  Agency and other
    professional service fees                   250                4               (1)              --              253
  Communication and data
    services                                    132              (50)              --               --               82
  Occupancy, net                                120              (31)              --               --               89
  Furniture and equipment                       138              (29)              --               --              109
  Travel and entertainment                       84              (47)              --               --               37
  Provision for policyholder
    benefits                                    114               --               --               --              114
  Other                                         280              268              (24)             (15)             509
  Restructuring charge                          459               --               (9)              --              450
Total noninterest
   expenses                                   4,103           (1,074)             (60)             (15)           2,954
Income (loss) before
   income taxes                              (2,324)             802             (348)              77           (1,793)
Income taxes (benefit)                         (516)                                                               (428)
NET INCOME (LOSS)                           $(1,808)                                                            $(1,365)

 * Includes charges of approximately $1.1 billion in change-in-control related costs.

** Includes results of operations of BTAB and BTI through the transfer date, June 5, 1999.


See Notes to Unaudited Pro Forma Condensed Financial Statements.

                            BANKERS TRUST CORPORATION
                UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                                  (IN MILLIONS)

                      For the Year Ended December 31, 1999

                                                BT             BTAB, BTI                         Pro Forma
                                           Consolidated        and BTAL**          BTH          Adjustments      Pro Forma
                                                                  (c)              (a)              (b)
NET INTEREST REVENUE
  Interest revenue                            $4,419            $(740)           $(213)            $309           $3,775
  Interest expense                             3,612             (521)            (120)             149            3,120
NET INTEREST REVENUE                             807             (219)             (93)             160              655
Provision for credit
   losses-loans                                  (58)              26               (4)              --              (36)
Net interest revenue after
   provision for credit
   losses-loans                                  865             (245)             (89)             160              691
NONINTEREST REVENUE
  Trading                                         42              258                3             (224)              79
  Fiduciary and funds
    management                                 1,017             (178)              --               --              839
  Corporate finance fees                         542             (304)              --               --              238
  Other fees and commissions                     538             (186)              (4)              --              348
  Net revenue from equity
    investments                                  356               --             (299)              --               57
  Securities available for
    sale gains (losses)                          (89)             108              (56)              --              (37)
  Insurance premiums                              86               --               --               --               86
  Other                                        1,008              319             (404)             228            1,151
Total noninterest revenue                      3,500               17             (760)               4            2,761
NONINTEREST EXPENSES
  Salaries and commissions                     1,039             (310)              (3)              --              726
  Incentive compensation and
    employee benefits*                         2,189             (919)             (57)              --            1,213
  Agency and other
    professional service fees                    430               --               (4)              --              426
  Communication and data
    services                                     206              (53)              --               --              153
  Occupancy, net                                 198              (35)              --               --              163
  Furniture and equipment                        221              (33)              --               --              188
  Travel and entertainment                       114              (48)              --               --               66
  Provision for policyholder
    benefits                                     114               --               --               --              114
  Other                                          636              259             (218)             (11)             666
  Restructuring and other related
    activities                                   633               --              (13)              --              620
Total noninterest expenses                     5,780           (1,139)            (295)             (11)           4,335
Income (loss) before income
   taxes                                      (1,415)             911             (554)             175             (883)
Income taxes                                     188                                                                 275
NET INCOME (LOSS)                            $(1,603)                                                            $(1,158)

 * Includes charges of approximately $1.1 billion in change-in-control related costs.

** Includes results of operations of BTAB and BTI through the transfer date, June 5, 1999 and includes results of operations of BTAL through the sale date, August 31, 1999.

See Notes to Unaudited Pro Forma Condensed Financial Statements.

                            BANKERS TRUST CORPORATION
                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                  (IN MILLIONS)

                                                                              At June 30, 2000
                                                         BT                                   Pro Forma
                                                    Consolidated           BTH               Adjustments       Pro Forma
                                                                           (a)                   (b)
ASSETS
Cash and due from banks                                $2,309          $     --                $   --            $2,309
Interest-bearing deposits with
 banks                                                 10,783            (9,019)                3,756             5,520
Federal funds sold                                          3                --                    --                 3
Securities purchased under
 resale agreements                                      4,347               (76)                   --             4,271
Trading assets                                         21,050            (7,585)                  177            13,642
Securities available for sale                             597              (306)                   --               291
Loans, net of allowance for credit
 losses                                                21,310              (714)                4,717            25,313
Customer receivables                                      282                --                    --               282
Accounts receivable and accrued
 interest                                               2,519              (338)                   59             2,240
Other assets                                            7,628            (3,686)                   12             3,954
Total                                                 $70,828          $(21,724)               $8,721           $57,825

LIABILITIES
Noninterest-bearing deposits
  Domestic offices                                     $2,637               $(1)               $  387           $ 3,023
  Foreign offices                                       1,456                --                    --             1,456
Interest-bearing deposits
  Domestic offices                                      9,058                --                    28             9,086
  Foreign offices                                       6,070                --                    --             6,070
Total deposits                                         19,221                (1)                  415            19,635
Trading liabilities                                     3,752            (2,301)                1,276             2,727
Securities loaned and securities
 sold under repurchase agreements                          54                --                    --                54
Other short-term borrowings                            14,326            (1,146)                   --            13,180
Accounts payable and accrued
 expenses                                               3,484            (1,449)                    4             2,039
Other liabilities, including
 allowance for credit losses                            3,757              (498)                  922             4,181
Long-term debt                                         20,478           (11,787)                2,245            10,936
Mandatorily redeemable capital
 securities of subsidiary trusts
 holding solely junior subordinated
 deferrable interest debentures
 included in risk-based capital                         1,404                --                    --             1,404
Total liabilities                                      66,476           (17,182)                4,862            54,156
Total stockholders' equity                              4,352              (683)(d)                --             3,669
Total                                                 $70,828          $(17,865)               $4,862           $57,825

See Notes to Unaudited Pro Forma Condensed Financial Statements.

                            BANKERS TRUST CORPORATION
           NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS


(a) Elimination of BTH's third-party amounts from BT's historical consolidated financial statements.

(b) Adjustment to record BTH intercompany amounts as third-party assets, liabilities, revenue or expense, as applicable. Intercompany amounts were eliminated in BT's historical consolidated financial statements.

(c) Amounts represent the elimination of BTAB's, BTI's and BTAL's third-party amounts from BT's historical consolidated financial statements and adjustments to record BTAB, BTI and BTAL intercompany amounts as third-party revenue or expense, as applicable. Intercompany amounts were eliminated in BT's historical consolidated financial statements.

(d) The transfer of BTH took the form of an exchange of stock pursuant to which BTH became a wholly-owned subsidiary of DBUSH and the Corporation received shares of DBUSH. The Corporation, as part of an ongoing reorganization, intends to transfer, by dividend or otherwise, the shares received to Taunus. The pro forma condensed financial statements assume the transfer by dividend of DBUSH shares to Taunus.